UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 29, 2009

WORLD MORTGAGE EXCHANGE GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pop Starz Records, Inc.

(Former Name of Registrant)

Florida

(State or Other Jurisdiction of Incorporation)

333-142907	76-0835007
(Commission File Number)	(IRS Employer Identification No.)

4470 Chamblee Dunwoody Road, Suite 250 Atlanta, Georgia	30038
(Address of Principal Executive Offices)	(Zip Code)

(404) 255-8800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 29, 2009 we filed with the Florida Secretary of State Articles of Amendment to our Articles of Incorporation changing our name from Pop Starz Records, Inc. to World Mortgage Exchange Group, Inc.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1(i) Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 2009

World Mortgage Exchange Group, Inc.

By:	/s/ Benjamin F. Stanley Benjamin F. Stanley Chief Executive Officer